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                                                                    EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 22, 2002, in the Registration Statement (Form S-4 No._______) and related Prospectus of IESI Corporation dated August 23, 2002.


                                                         /s/ Ernst & Young LLP


Fort Worth, Texas
August 21, 2002